UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2005

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50885

Bermuda	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda
(Address of principal executive offices and zip code)

441-294-6350
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 31, 2005, the Company issued a press release and on November 1, 2005, held an earnings conference call to discuss its results of operations for the third quarter ended September 30, 2005. A copy of the press release, a transcript of the conference call and certain supplemental information are being furnished with this Form 8-K as Exhibits 99.1, 99.2 and 99.3

The information in this Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description

99.1	Press release dated October 31, 2005

99.2	Transcript of conference call conducted by the Company on November 1, 2005

99.3	Supplement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.

Date: November 4, 2005	/s/ Tobey J. Russ
Tobey J. Russ Chief Executive Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press release dated October 31, 2005

99.2	Transcript of conference call conducted by the Company on November 1, 2005

99.3	Supplement.